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                                                                  EXHIBIT 10.87

                                LEASE AMENDMENT
                                ---------------


        That certain OFFICE BUILDING LEASE dated June 23, 1988 and Amended September 27, 1989, September 24, 1990, July 7, 1992, May 12, 1993, July 7,
1994 and June 5, 1995, by and between LAGUNA NIGUEL OFFICE CENTER, a California Limited Partnership, as Landlord and OPTIMUMCARE CORPORATION, a Delaware Corporation, as Tenant, is hereby amended as follows:

        1) Lease has been extended for one (1) year. New expiration date shall be June 30, 1997.

        2)  Rental rate shall remain the same.

        3) Suite shall be painted at Landlords expense when painting is convenient for Tenant.

        4) All other terms and conditions of the original lease shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of April 30, 1996.


LAGUNA NIGUEL OFFICE CENTER,                 OPTIMUMCARE CORPORATION,
a California Limited Partnership             a Delaware Corporation


By: /s/ CARL J. GREENWOOD                    By: /s/ EDWARD JOHNSON
    -----------------------------                -----------------------------
        Carl J. Greenwood                            Edward Johnson
        General Partner                              President

    (LANDLORD)                                   (TENANT)